UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

May 22, 2018

THE GAP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-7562	94-1697231
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Folsom Street San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)
(415) 427-0100
(Registrant’s telephone number including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07.    Submission of Matters to a Vote of Security Holders.
On May 22, 2018, The Gap, Inc. (“the Company”) held its annual meeting of shareholders (“Annual Meeting”) in San Francisco, California. As of March 26, 2018, the Company’s record date for the Annual Meeting, there were a total of 389,331,065 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 358,648,158 shares of Common Stock were represented in person or by proxy and, therefore, a quorum was present.
The shareholders of the Company voted on the following items at the Annual Meeting:
1.Election of the Directors nominated by the Board of Directors.

Nominee	For	Against	Abstain	Broker Non-Votes
Robert J. Fisher	270,332,865	67,055,730	102,343	21,157,220
William S. Fisher	331,137,855	6,273,784	79,299	21,157,220
Tracy Gardner	330,692,553	6,684,864	113,521	21,157,220
Brian Goldner	336,490,752	882,221	117,965	21,157,220
Isabella D. Goren	336,557,320	818,308	115,310	21,157,220
Bob L. Martin	330,054,019	7,293,144	143,775	21,157,220
Jorge P. Montoya	332,446,132	4,929,538	115,268	21,157,220
Chris O'Neill	336,986,812	380,046	124,080	21,157,220
Art Peck	332,161,291	5,217,721	111,926	21,157,220
Mayo A. Shattuck III	329,782,971	7,585,484	122,483	21,157,220

Based on the votes set forth above, the director nominees were duly elected.

2.     Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 2, 2019.

For	Against	Abstain
353,258,107	5,185,806	204,245

Based on the votes set forth above, the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 2, 2019 was duly ratified.

3.    Approval, on an advisory basis, of the overall compensation of the Company's named executive officers.

For	Against	Abstain	Broker Non-Votes
330,481,821	6,767,121	241,996	21,157,220

Based on the votes set forth above, the overall compensation of the Company’s named executive officers was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GAP, INC.
(Registrant)

Date:	May 22, 2018	By:	/s/ Julie Gruber
Julie Gruber
Executive Vice President, Global General Counsel,
Corporate Secretary and Chief Compliance Officer